SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – June 19, 2007

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On June 19, 2007, Mellon Capital IV (the “Trust”), a subsidiary of Mellon Financial Corporation (the “Registrant”), issued in a public offering 500,000 of its 6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities (“Normal PCS”), having a stated amount of $1,000 per Normal PCS, for aggregate proceeds before expenses and underwriting commissions of $500,000,000. Each Normal PCS corresponds to (i) $1,000 principal amount of Remarketable 6.044% Junior Subordinated Notes due 2043 (the “Junior Subordinated Notes”) issued by the Registrant and owned by the Trust and (ii) a 1/100th interest in a Stock Purchase Contract under which the Trust is obligated to purchase, and the Registrant is obligated to sell, on the Stock Purchase Date determined pursuant to the Stock Purchase Contract, one share of the Registrant’s Non-Cumulative Preferred Stock, Series L, $100,000 liquidation preference per share (the “Preferred Stock”). The Normal PCS are fully and unconditionally guaranteed, to the extent described in the Registrant’s and the Trust’s prospectus supplement dated June 12, 2007, by the Registrant. Upon the issuance of the Preferred Stock, the ability of the Registrant to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or preferred stock will be subject to certain restrictions. These restrictions are set forth in the Statement of Designation to the Restated Certificate of Incorporation of the Registrant, establishing the terms of the Preferred Stock.

ITEM 8.01	OTHER EVENTS.

In connection with the offering of the Normal PCS, on June 19, 2007, the Registrant entered into a Replacement Capital Covenant (the “RCC”). Under the RCC, the Registrant covenanted in favor of certain of its debtholders who are initially the holders of the Initial Covered Debt (as defined below) that it will not redeem or purchase the Junior Subordinated Notes prior to the Stock Purchase Date or the Normal PCS or the Preferred Stock prior to the date that is 10 years after the Stock Purchase Date unless (i) the Registrant has obtained the prior approval of the Federal Reserve if such approval is then required and (ii) the total redemption or purchase price is equal to or less than the sum, as of the date of redemption or repurchase, of

•	133.33% of the aggregate amount of

•	net cash proceeds the Registrant or its subsidiaries have received from the issuance and sale of common stock and rights to acquire common stock of the Registrant and

•

the market value of common stock of the Registrant that the Registrant or its subsidiaries have delivered as consideration for property or assets in an arm’s length transaction or in connection with the conversion or exchange of any securities for which the Registrant has not received equity credit from a nationally recognized statistical rating organization, plus

•

100% of the aggregate net cash proceeds the Registrant or its subsidiaries have received from the issuance of certain other specified securities that have equity-like characteristics that satisfy the requirements of the RCC and are the same as, or more equity-like than, the applicable characteristics of the Normal PCS at that time;

in each case during the date 180 days prior to delivery of notice of such redemption or the date of such purchase. The Initial Covered Debt is currently the Registrant’s 5.50% Subordinated Notes due 2018, which have CUSIP No. 585515AE9.

Pursuant to Section 3(c) of the RCC, the Registrant agreed to file a copy of the RCC with the Securities and Exchange Commission as an Exhibit to a Form 8-K, in order to give effect to the intent of the Registrant set forth in Recital C of the RCC, which states that the Registrant is entering into and disclosing the content of the RCC with the intent that the covenants provided for in the RCC be enforceable by each Covered Debtholder (as defined in the RCC) and that the Registrant be estopped from disregarding its covenants in the RCC. The foregoing is a brief description of the terms of the RCC. It does not purport to be complete in all respects. This description is subject to and qualified in its entirety by reference to the RCC, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed with this report on Form 8-K:

(d) Exhibits.

Exhibit Number	Description
1.3	Underwriting Agreement, dated as of June 12, 2007, by and among Mellon Financial Corporation, Mellon Capital IV and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters

3.1	Statement of Designation with respect to Series L Preferred Stock

4.1	Second Supplemental Indenture, dated as of June 19, 2007, between Mellon Financial Corporation and Manufacturers & Traders Trust Company, as successor to JPMorgan Chase Bank, N.A. to the Junior Subordinated Indenture dated as of December 3, 1996 between Mellon Financial Corporation and JPMorgan Chase Bank, N.A., as successor to The Chase Manhattan Bank, as Debenture Trustee

4.2	Stock Purchase Contract Agreement, dated as of June 19, 2007, between Mellon Financial Corporation and Mellon Capital IV

4.3	Guarantee Agreement, dated as of June 19, 2007, between Mellon Financial Corporation and Manufacturers & Traders Trust Company, as Guarantee Trustee

4.4	Amended and Restated Trust Agreement, dated as of June 19, 2007, among Mellon Financial Corporation, as Depositor, Manufacturers & Traders Trust Company, as Property Trustee, M&T Trust Company of Delaware, as Delaware Trustee, the Administrative Trustees and the holders of the trust securities of Mellon Capital IV

4.5	Collateral Agreement, dated as of June 19, 2007, among Mellon Financial Corporation, Mellon Capital IV and The Bank of New York

8.1	Tax Opinion of Sullivan & Cromwell LLP

99.1	Replacement Capital Covenant, dated as of June 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: June 20, 2007	By:	/s/ Michael A. Bryson
Michael A. Bryson
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Method of Filing
1.3	Underwriting Agreement, dated as of June 12, 2007, by and among Mellon Financial Corporation, Mellon Capital IV and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters.	Filed herewith.

3.1	Statement of Designation with respect to Series L Preferred Stock, incorporated herein by reference to Exhibit 99.5 to the Registrant’s and Mellon Capital IV’s Registration Statement on Form 8-A filed on June 19, 2007.	Filed herewith.

4.1	Second Supplemental Indenture, dated as of June 19, 2007, between Mellon Financial Corporation and Manufacturers & Traders Trust Company, as successor to JPMorgan Chase Bank, N.A. to the Junior Subordinated Indenture dated as of December 3, 1996 between Mellon Financial Corporation and JPMorgan Chase Bank, N.A., as successor to The Chase Manhattan Bank, as Debenture Trustee, incorporated herein by reference to Exhibit 99.2 to the Registrant’s and Mellon Capital IV’s Registration Statement on Form 8-A filed on June 19, 2007.	Filed herewith.

4.2	Stock Purchase Contract Agreement, dated as of June 19, 2007, between Mellon Financial Corporation and Mellon Capital IV, incorporated herein by reference to Exhibit 99.6 to the Registrant’s and Mellon Capital IV’s Registration Statement on Form 8-A filed on June 19, 2007.	Filed herewith.

4.3	Guarantee Agreement, dated as of June 19, 2007, between Mellon Financial Corporation and Manufacturers & Traders Trust Company, as Guarantee Trustee, incorporated herein by reference to Exhibit 99.7 to the Registrant’s and Mellon Capital IV’s Registration Statement on Form 8-A filed on June 19, 2007.	Filed herewith.

4.4	Amended and Restated Trust Agreement, dated as of June 19, 2007, among Mellon Financial Corporation, as Depositor, Manufacturers & Traders Trust Company, as Property Trustee, M&T Trust Company of Delaware, as Delaware Trustee, the Administrative Trustees and the holders of the trust securities of Mellon Capital IV, incorporated herein by reference to Exhibit 99.4 to the Registrant’s and Mellon Capital IV’s Registration Statement on Form 8-A filed on June 19, 2007.	Filed herewith.

4.5	Collateral Agreement, dated as of June 19, 2007, among Mellon Financial Corporation, Mellon Capital IV and The Bank of New York, incorporated herein by reference to Exhibit 99.8 to the Registrant’s and Mellon Capital IV’s Registration Statement on Form 8-A filed on June 19, 2007.	Filed herewith.

8.1	Tax Opinion of Sullivan & Cromwell LLP.	Filed herewith.

99.1	Replacement Capital Covenant, dated as of June 19, 2007.	Filed herewith.

7